UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 11, 2005
Dycom Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-5423 (Commission File Number)	59-1277135 (I.R.S. Employer Identification No.)
11770 US Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of Principal Executive Offices) (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 11, 2005, Dycom Industries, Inc. (“Dycom”) issued a press release announcing the closing of $150 million aggregate principal amount of Senior Subordinated Notes. A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     None.
(b) Pro forma financial information.
     None.
(c) Exhibits.

Exhibit No.	Description

99.1	Press release of Dycom Industries, Inc. issued on October 11, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYCOM INDUSTRIES, INC.
Date: October 11, 2005	By:	/s/ Richard L. Dunn
Richard L. Dunn
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Dycom Industries, Inc. issued on October 11, 2005.